SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: June 03, 2002



                                 eChapman, Inc.
             (Exact Name of Registrant as specified in its charter)



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
            Maryland                                    0-28123                                  52-2184621
----------------------------------             ---------------------------             -------------------------------
 (State or other jurisdiction of                 (Commission File No.)                  (IRS Employer Identification
 incorporation or organization)                                                                   Number)

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                        401 East Pratt Street, 28th Floor
                               Baltimore, MD 21202
                                 (410) 625-9656
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)




          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On April 16, 2002, eChapman, Inc. ("eChapman" or the "Company") filed our Form 10-KSB for the fiscal year ended December 31, 2001, which was subsequently amended on April 24, 2002, pursuant to a filing on Form 10-KSB/A. Both filings contained unaudited financial statements in lieu of audited financial statements because eChapman elected not to have Arthur Andersen LLP (eChapman's independent auditors through March 14, 2002) issue a manually signed audit report with respect to those financial statements. The inclusion of unaudited financial statements in both of those filings was undertaken in reliance on Temporary Note 2T to Article 3 of Regulation S-X.

         On June 3, 2002, the Company issued a press release announcing that it had filed on Form 10-KSB/A No. 2 the audited financial statements of the Company for the fiscal year ended December 31, 2001. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.


         Exhibit No.               Description


                 99 Press Release, dated June 3, 2002, entitled "eChapman, Inc. Files Audited Financial Statements for the Fiscal Year Ended December 31, 2001."







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            eChapman, Inc.


Date:    June 03, 2002                      By: /s/ Nathan A. Chapman
                                                --------------------------------
                                                   Nathan A. Chapman, President



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                                  EXHIBIT INDEX
                                  -------------



         Exhibit No.               Description


                 99 Press Release, dated June 3, 2002, entitled "eChapman, Inc. Files Audited Financial Statements for the Fiscal Year Ended December 31, 2001."